SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

INNOVATIVE PRODUCT OPPORTUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167667	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Davies Ave, Level 1 Toronto, Ontario Canada M4M 2A9	M4M 2A9
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (347) 789-7131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2014, the Company accepted the resignation from Robert MacLean as the Company’s Chief Financial Officer. Effective on the same date to fill the vacancy created by Mr. MacLean’s resignation, the Company appointed Nadav Elituv, current member of the Board of Directors, Chief Executive Officer and President, as the Company’s Chief Financial Officer. Mr. MacLean will continue to be available as a consultant to assist with management transition.

Mr. Elituv has been serving as President of the Company since May 7, 2014, and, prior to joining the Company, worked with several businesses for over 10 years in executive leadership positions in marketing, sales and business development.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
17.1	Robert MacLean resignation letter dated November 18, 2014.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014

INNOVATIVE PRODUCT OPPORTUNITIES, INC. By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

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